Exhibit 99.2

MARKER THERAPEUTICS CORPORATE PRESENTATION January 2024

Forward Looking Statements Certain statements contained herein are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, that involve risks and uncertainties. All statements other than statements relating to historical matters including statements to the effect that we “believe”, “expect”, “anticipate”, “plan”, “target”, “intend” and similar expressions, including without limitation statements regarding Marker Therapeutics, Inc.’s (“Marker” or the “Company”) intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the Company’s research, development and regulatory activities and expectations relating to its non-engineered multi-tumor antigen specific T cell therapies; the effectiveness of these programs or the possible range of application and potential curative effects and safety in the treatment of diseases; the timing, conduct and success of the Company’s clinical trials of its product candidates, including MT-401 for the treatment of MT-401 for the treatment of patients with Acute Myeloid Leukemia (“AML”), MT-401 Off-the-Shelf (“OTS”) for the treatment of patients with AML and MT-601 for the treatment of patients with relapsed non-Hodgkin lymphoma; the Company’s long-term stability and cash runway; the Company’s optimized manufacturing process; and the future development of multiTAA therapies. Forward-looking statements are by their nature subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and factors include, but are not limited to the risks set forth in the Company’s most recent Form 10-K, 10-Q and other SEC filings which are available through EDGAR at WWW.SEC.GOV. No representation or warranty (expressed or implied) is made as to, and no reliance should be placed on, the fairness, accuracy or completeness of the information contained herein. Accordingly, none of the Company, or any of its principals, partners, subsidiaries or affiliates, or any of such person’s board members, officers or employees accepts any liability whatsoever arising directly or indirectly from the use of this presentation. Certain information set forth herein includes estimates, projections and targets and involves significant elements of subjective judgement and analysis, which may or may not be correct. No representations are made as to the accuracy of such estimates, projections or targets or that all assumptions relating to such estimates, projections or targets have been considered or stated or that such estimates, projections or targets will be realized. This presentation does not purport to contain all of the information that may be required to evaluate the Company and any recipient hereof should conduct its own independent analysis of the Company and the data and information contained herein. Any forward-looking statements are not guarantees of future performance and actual results may differ materially from estimates in the forward-looking statements. Unless otherwise stated, all information in this presentation is as of the date of the cover page of this presentation, and the Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. 2

Marker Therapeutics Overview • Multi targeted T cell therapy • Does not require genetic engineering • Non-clinical proof-of-concept data Marker is a clinical-stage immuno-oncology company focusing on developing next-generation T cell-based immunotherapies for the treatment of hematological malignancies and solid tumor indications Mono-Specific T cells Tumor Immune Escape Heterogeneous Tumor Multi-Tumor Specific T cells Single antigen targeted therapies Marker multiTAA targeted therapies Targeting Multiple Antigens for Improved Outcomes In contrast to mono-specific T cells, multiTAA–specific T cells recognize up to 6 antigens for a more potent, durable anti-tumor response. • Clinical data in >200 patients across 7 indications in Phase 1/2 trials Key Advantages of Marker’s multiTAA Therapy 3

Simple Manufacturing Process G-Rex® 500M Culture Initiation Expansion of multiTAA-specific T Cells Day 9 Cell Harvest multiTAA Product + Cytokines + Peptides Incubation without Interventions PBMCs(1) G-Rex’s unique gas permeable membrane allows for uninterrupted expansion A single G-Rex device can produce enough product for up to 3 infusions (complete course for 1 patient) (1) PBMCs, peripheral blood mononuclear cells. 4

Marker’s multiTAA-Specific T Cell Pipeline HEMATOLOGIC MALIGNANCIES MT-601 MT-601 MT-401-OTS INDICATION PRECLINICAL PHASE 1 PHASE 2 AML(1) Off-the-Shelf (OTS) Lymphoma Patient-specific PC(2) Patient-specific (1) AML, Acute Myeloid Leukemia (2) PC, Pancreatic Cancer IND SOLID TUMORS INDICATION PRECLINICAL IND PHASE 1 PHASE 2 5

Marker’s multiTAA-Specific T Cell Pipeline (1) AML, Acute Myeloid Leukemia (2) PC, Pancreatic Cancer HEMATOLOGIC MALIGNANCIES MT-601 INDICATION PRECLINICAL PHASE 1 PHASE 2 Lymphoma Patient-specific IND 6

Durability of Response of multiTAA-Specific T Cells vs. CAR T Cells in Lymphoma Durability of Response multiTAA-specific Ts (6 years) vs CAR Ts (15 months) Potent and Specific multiTAA have shown potent and specific anti-tumor activity HL: Hodgkin’s Lymphoma; NHL: Non-Hodgkin’s Lymphoma Vasileiou S et al. J Clin Oncol 2021; Locke FL et al. Lancet Oncol 2019; Schuster SJ et al. Lancet Oncol 2021; Locke FL et al. N Engl J Med 2022. 7

• Hodgkin’s lymphoma cell line engineered to overexpress CD19. • Lymphoma cells relapse 3 weeks after initial anti-CD19 CAR T cell treatment. 0 5 10 15 20 25 0 20 40 60 Days in vitro Lymphoma Cell Growth Fold Change in Lymphoma Cell Growth Control Lymphoma anti-CD19 CAR T infused Lymphoma B CD19-negative lymphoma cell outgrowth Lymphoma Cells Become Resistant to CD19 CAR T Cells 8

• Hodgkin’s lymphoma cell line engineered to overexpress CD19. • Lymphoma cells relapse 3 weeks after initial anti-CD19 CAR T cell treatment. • Resistant lymphoma cells are negative for CD19. 0 5 10 15 20 25 0 20 40 60 Days in vitro Lymphoma Cell Growth Fold Change in Lymphoma Cell Growth Control Lymphoma anti-CD19 CAR T infused Lymphoma CD19 Antigen FSC 98% 0.34% CD19 Antigen FSC B C CD19-negative lymphoma cell outgrowth CD19 Antigen Escape Results in CAR Resistant Lymphoma Cells 9

Antigen-Negative Lymphoma Cells are CD19 CAR Refractory 0 5 10 15 20 25 0 20 40 60 Days in vitro Lymphoma Cell Growth Fold Change in Lymphoma Cell Growth Control Lymphoma anti-CD19 CAR T infused Lymphoma 0 5 10 0 20 40 60 80 100 Fold Change in Lymphoma Cell Growth Control Lymphoma anti-CD19 CAR T infused Lymphoma CD19 Antigen FSC 98% 0.34% CD19 Antigen FSC B C CD19 antigen-negative lymphoma cell outgrowth is CAR refractory D CD19-negative lymphoma cell outgrowth 10

0 5 10 15 20 25 0 20 40 60 Days in vitro Lymphoma Cell Growth Fold Change in Lymphoma Cell Growth Control Lymphoma anti-CD19 CAR T infused Lymphoma 0 5 10 0 20 40 60 80 100 Fold Change in Lymphoma Cell Growth Control Lymphoma anti-CD19 CAR T infused Lymphoma CD19 Antigen FSC 98% 0.34% CD19 Antigen FSC B C 0 5 10 15 20 25 0 20 40 60 80 100 Days in vitro Lymphoma Cell Growth Fold Change in Lymphoma Cell Growth Control Lymphoma MT-601 infused Lymphoma CD19 antigen-negative lymphoma cell outgrowth is CAR refractory CAR refractory lymphoma is controlled by MT-601 D CD19-negative lymphoma cell outgrowth MT-601 Demonstrates Anti-Tumor Activity in CAR Refractory Lymphoma Cells Broad antigen targeting of MT-601 resulted in killing of CD19 CAR T refractory lymphoma cells 11

First Study Participant Treated with MT-601 in Phase 1 APOLLO Trial Demographics • 57-year-old female • Diagnosed with DLBCL(1) Clinical History • 4 Prior treatment lines, including CD19 CAR T cells • Relapse within 90 days after CD19 CAR T cell therapy • Subsequent treatment with 2 doses of MT-601 (200x106 cell dose) (1) DLBCL, Diffuse Large B Cell Lymphoma 12

Complete Response in Lymphoma Patient Treated with MT-601 after CAR T Relapse MT-601 Clinical Safety • MT-601 treatment was well tolerated • No > Grade 1 treatment-related adverse events Clinical Response • Study participant achieved complete metabolic response 8 weeks after 2nd infusion of MT-601 • Patient remains in complete response 6 months after MT-601 treatment 13

Clinical Investigation of MT-601 in Marker’s APOLLO Trial APOLLO Trial Investigate MT-601 in a Phase 1, multicenter, open-label study Study Participants Lymphoma patients who relapsed after or are ineligible for anti-CD19 CAR T cell therapy Primary Objective Evaluate safety and efficacy of MT-601 in study participants with various lymphoma subtypes Clinical Sites 9 clinical sites across the United States will cumulatively enroll up to approx. 30 participants during Dose Escalation phase 14

Future Developments

Marker’s multiTAA-Specific T Cell Pipeline (1) AML, Acute Myeloid Leukemia (2) PC, Pancreatic Cancer HEMATOLOGIC MALIGNANCIES INDICATION PRECLINICAL IND PHASE 1 PHASE 2 MT-401-OTS AML(1) Off-the-Shelf (OTS) 16

Off-the-Shelf (OTS) Production and Treatment Strategy 2 GMP Facility 1 3 4 5 17

Marker’s multiTAA-Specific T Cell Pipeline (1) AML, Acute Myeloid Leukemia (2) PC, Pancreatic Cancer MT-601 PC(2) Patient-specific SOLID TUMORS INDICATION PRECLINICAL IND PHASE 1 PHASE 2 18

MultiTAA-specific T cells Demonstrated Benefit to SOC Chemotherapy in Patients with Pancreatic Cancer Smaglo BG et al. J Clin Oncol 2020. ASCO 2020 Presentation. * Combination therapy demonstrates responses beyond historical survival points (orange & blue lines). Patient 1 Patient 3 Pre-infusion Pre-infusion 2 months post multiTAAs 6 months post multiTAAs >30% reduction of index lesion >40% reduction of index lesion * * TACTOPS Results Response Type 19

Corporate & Financial Highlights Demonstrated clinical response in hematological malignancies and solid tumors Favorable safety profile in clinical trials to date 3 FDA-approved INDs Awarded over $17 million non-dilutive funding through grants Cash & Cash Equivalents of $17.5 million(1) Current cash runway expected through Q4 2025 (1) As of September 30, 2023. 20

THANK YOU 21